Exhibit 25(b)
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM T-2

                         STATEMENT OF ELIGIBILITY UNDER
                THE TRUST INDENTURE ACT OF 1939 OF AN INDIVIDUAL
                          DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2) ____

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   STANLEY BURG                                 ###-##-####
   (Name of Trustee)                            (Social Security Number)



   FOUR ALBANY STREET
   NEW YORK, NEW YORK                           10006
   (Business address, street,                   (Zip Code)
   city and state)

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                         NORTHWEST NATURAL GAS COMPANY.

               (Exact name of obligor as specified in the charter)

             OREGON                             93-0256722
   (State or other jurisdiction                 (I.R.S.employer
   of Incorporation or organization)            Identification No.)


   ONE PACIFIC SQUARE
   220 N.W. SECOND AVENUE
   PORTLAND, OREGON                                  97209
   (Address of principal executive offices)          (Zip Code)

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                              FIRST MORTGAGE BONDS
                       (Title of the indenture securities)
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


   ITEM 1.   AFFILIATIONS WITH OBLIGOR.

             If the obligor is an affiliate of the trustee, describe each affiliation.

             None.

   ITEM 11.  LIST OF EXHIBITS.

             List below all exhibits filed as a part of this statement of eligibility and qualification.

             None.

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                                SIGNATURE


   Pursuant to the requirements of the Trust Indenture Act of 1939, I Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 16th day of May, 1994.


                                           /s/ Stanley Burg
                                           -------------------
                                           STANLEY BURG
                                           (SIGNATURE OF TRUSTEE)